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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MAY 13, 1999
                                                           ------------


                                    HIE, INC.
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             (Exact name of registrant as specified in its charter)




             GEORGIA                    0-27056                58-2112366
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 (State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)



             1850 PARKWAY PLACE, SUITE 1100, MARIETTA, GEORGIA 30067
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 423-8450
                                                           --------------


                    HEALTHDYNE INFORMATION ENTERPRISES, INC.
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         HIE, Inc. (the "Company") is a party to a $5.0 million line of credit (the "Credit Facility") with Silicon Valley Bank (the "Bank"), of which $4.0 million was available for borrowing at June 30, 1999. The Credit Facility currently provides for borrowings bearing interest at the Bank's prime rate plus 2%, is secured by the Company's intellectual property, and expires on September 30, 1999. The Second Loan Modification Agreement dated May 13, 1999 and the Third Loan Modification Agreement dated August 2, 1999 are attached as exhibits to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit
         Number            Description
         ------            -----------

         10.1 Second Loan Modification Agreement dated May 13, 1999 between HIE, Inc. and Silicon Valley Bank.

         10.2              Third Loan Modification Agreement dated August 2,
                           1999 between HIE, Inc. and Silicon Valley Bank.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HIE, Inc.


                                    By:     /s/ Joseph A. Blankenship
                                         -----------------------------
                                    Joseph A. Blankenship
                                    Senior Vice President - Finance,
                                    Chief Financial Officer,
                                    Treasurer and Secretary

Date:    August 26, 1999
















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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

         10.1 Second Loan Modification Agreement dated May 13, 1999 between HIE, Inc. and Silicon Valley Bank.

         10.2              Third Loan Modification Agreement dated August 2,
                           1999 between HIE, Inc. and Silicon Valley Bank.





















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